Intangible Assets	6 Months Ended
Jun. 30, 2021
Intangible Assets
Intangible Assets

Note 6 Intangible Assets

	June 30,		December 31,
(SEK in thousands)	2021	2020	2020
Cost at opening balance	461,367	16,066	16,066
Business Combinations	—	—	460,253
Acquisition license	16,066	—	—
Exchange difference on translation	3,877	—	(14,952)
Cost at closing balance	481,310	16,066	461,367

Amortization at closing balance	—	—	—

Net book value	481,310	16,066	461,367

Intangible assets consist of licenses and similar rights of SEK 433,646 thousand and goodwill of SEK 47,663 thousand.

Business combinations:

The acquisition of Genkyotex SA in 2020 resulted in the Group acquiring the rights to the NOX platform and the SIIL agreement, as well as goodwill.

The net book value of the NOX platform amounts to SEK 373,314 thousand as of June 30, 2021. The estimated fair value of the NOX platform was determined using the discounted cash flow (DCF) method, adjusted for the likelihood of occurrence.

The net book value of the SIIL agreement, which is an out-license agreement with Serum Institute of India (SIIL) for the use of a vaccine technology, amounts to SEK 28,201 thousand as of June 30, 2021. The estimated fair value of the SIIL agreement and extensions was determined using the discounted cash flow (DCF) method, adjusted for the likelihood of occurrence.

Goodwill amounts to SEK 47,663 thousand as of June 30, 2021.